Saving Lives With The Best Intravascular Temperature Management System Merger with Ithaka Acquisition Corp OTCBB: ITHK Exhibit 99.3

ITHAKA ACQUISITION CORP. (“ITHAKA”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS
STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING ITHAKA
SECURITIES, REGARDING ITS MERGER WITH ALSIUS CORPORATION (“ALSIUS”), AS DESCRIBED IN THIS REPORT.
THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, WILL BE
DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.
EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF ITHAKA’S INITIAL PUBLIC OFFERING (“IPO”)
CONSUMMATED IN AUGUST 2005, IS ASSISTING ITHAKA IN THESE EFFORTS WITHOUT CHARGE, OTHER THAN
THE REIMBURSEMENT OF ITS OUT-OF-POCKET EXPENSES.  ITHAKA AND ITS DIRECTORS AND EXECUTIVE
OFFICERS AND EBC MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECAL
MEETING OF ITHAKA STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER.
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ITHAKA’S REGISTRATION STATEMENT CONTAINING A PRELIMINARY PROXY STATEMENT/PROSPECTUS AND
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Cautionary Statements

This presentation and accompanying oral remarks contain certain forward-looking statements that involve a number of risks and uncertainties.  Words such as “expects”, “intends”, “anticipates”,
“plans”, “believes”, “seeks”, “estimates”, or variations of such words and similar expressions, are intended to identify forward-looking statements.  Investors are cautioned that actual events or results may differ from the Company’s expectations.  In addition to the matters described above, the ability of the Company to develop its products, obtain and maintain clearances from the FDA or other regulatory agencies, overall economic conditions, general market conditions, foreign currency exchange rate fluctuations, competition and risk factors listed from time to time in the Company’s SEC filings, may affect the actual results achieved by the Company.  As used herein, the “Company”
means the combined entities Ithaka Acquisition Corp. and Alsius
Corporation, following the intended acquisition of Alsius by Ithaka.
Forward - Looking Statements

Fortius® Catheter
Icy® Catheter
CoolLine® Catheter

ALSIUS

4 Alsius: The Worldwide Leader in Next Generation Intravascular Temperature Management Large Immediately Addressable Markets Market Leader Superior Technology

Large target markets with significant growth opportunities
– Current market opportunity $1 billion worldwide for cleared indications
– Evolving $3 billion total addressable market worldwide for therapeutic cooling, warming and normal temperature maintenance (including Stroke and AMI), based on intended future clearances and indications
Worldwide market leader in intravascular temperature management
– Over 9,000 patients treated and CoolGard systems installed at over 200 hospitals
– Alsius’ intravascular approach viewed by critical care leaders as better medicine for patients and care providers
Recurring revenue business model featuring disposable driven products
– Targeting repeat sales of single-use, disposable catheters (also functions as central venous catheter)
Experienced management team
– Over 90 years of aggregate experience developing and selling innovative med-tech products
Merger with Ithaka aimed at providing the financial resources to capitalize on
Alsius’ first-mover status
Investment Highlights

MPM CAPITAL

MAYFIELD
VENTURE CAPITAL WITH IMPACT™

CANAAN PARTNERS

NEA.
NEW ENTERPRISE ASSOCIATES

CHANNEL
MEDICAL PARTNERS

TVG
The Vertical Group

SightLine
PARTNERS

ALSIUS®

18
Toshiba America Medical
Systems
Suzanne C. Winter
VP, Worldwide Sales and Marketing
Medtronic
Boston Scientific
Irvine Biomedical, Cardiac
Science
Neuro Navigational,
American Hospital Supply
Prior Experience
20
H. Michael Ameli
VP, Manufacturing
15
Kenneth A. Collins, M.B.B.S.
EVP, Regulatory, Clinical, Quality and R&D
15
Brett Scott
CFO
23
William J. Worthen
President, CEO and Chairman of the Board
Device Experience Executive
Experienced Management and Premier Investors

Transaction Overview
Earn-Out Program
Transaction
8mm Up-front shares
6mm potential Milestone shares
Assumption of $3.2mm debt
Management Incentive Program
–
$5mm ($3mm Up-front & $2mm Earn-Out)
6mm potential Milestone shares
– 2007 Revenues $14.8mm = 0.5mm shares
– 2008 Revenues $28.0mm = 1.5mm shares
– 2009 Revenues $47.0mm = 3.0mm shares
– 20%+ overachievement = 1.0mm shares
– Partial payout for 80 to 100% achievement
Pro Forma Capitalization
19.0mm shares outstanding at closing
43.9mm shares fully diluted
$45mm cash estimated on closing
18.5mm warrants expiring Aug-09, which, if exercised for cash, could yield up to
$95mm

Among the four vital signs, temperature was historically ignored as a point of intervention
Cooling and warming have recently become standard of care for patients in critical condition or undergoing surgical procedures
Temperature is a Key Vital Sign In Critical Care Patients
The other three vital signs are well-developed, multi-billion dollar device markets
Blood
Pressure
Heart
Rate
Respiration
Temperature
Management
Well characterized and measurable
Clinically important
Recommended intervention
Increasing physician awareness
Novel technologies
Adoption at inflection point

Reducing Fever (Normothermia)
Majority of critical care patients experience fever in the ICU
Fever (>38°C) is associated with increased mortality,
morbidity and length of stay in the ICU
Therapeutic Cooling (Induced Hypothermia)
Cooling to 33°C following cardiac arrest saves one life for every seven people treated
Therapeutic Warming (Normothermia)
Patients undergoing major surgeries experience reduced core temperatures (hypothermia)
– Hypothermia increases morbidity risk through impaired wound healing, adverse cardiac events, altered drug metabolism, and coagulopathies
Why is Temperature Management Important?
Fever Incidence in ICU
70%
68%
83%
Cardiac Arrest Subarrachnoid
Hemorrhage
Traumatic Brain
Injury

Clinical Example: Temperature and Ischemic Injury
42º
41º
40º
39º
38º
37ºC
36º
35º
34º
33º
32º
Area at risk
for secondary
injury
Primary
ischemic
injury
Clinical Goal: Tissue Preservation
HYPOTHERMIA
Preserves Tissue
HYPERTHERMIA
Accelerates Injury
Physiological Damage of Fever
• Increased neurotransmitter release and
associated “excitotoxic” injury
• Increased free radical products in brain
• Breakdown of the blood-brain barrier
• Increase in abnormal depolarizations
• Affects protein kinase signaling pathways
in brain
• Accelerates nerve cell cytoskeleton
breakdown

The New England
Journal of Medicine
[redacted]
International Liaison Committee
ILCOR
of Resuscitation
American Heart
Association
Fighting Heart Disease
and Stroke
Alsius' CoolGard Installed Base

ALSIUS®

11 Momentum Building for Temperature Management Alsius is capitalizing on significantly greater awareness of the importance of temperature management

Total Incidence

Target with Alsius Products

ALSIUS

Cardiac arrest       400,000
Stroke                 1,400,000
AMI                     2,000,000
Reducing Fever
(Normothermia)
Therapeutic Cooling
(Induced Hypothermia)
Fever control in   800,000
the Neuro ICU
Cardiothoracic   800,000
surgery
Therapeutic
Warming
(Normothermia)
Target Indications: Worldwide Estimated Annual Incidence
Fever control in   240,000
the Neuro ICU
Cardiac arrest    400,000
Stroke                 700,000
AMI                     700,000
Cardiothoracic   175,000
surgery

Cardiac arrest     $400 MM
Reducing Fever
(Normothermia)
Therapeutic Cooling
(Induced Hypothermia)
Fever control in   $400 MM
the Neuro ICU
Current Estimated Market Opportunity $1 billion
Cardiothoracic   $160 MM
surgery
Therapeutic
Warming
(Normothermia)
Worldwide Annual Disposable Market Opportunities
Total Estimated Addressable Opportunity $3 billion
Stroke                  $800 MM
AMI                      $840 MM
Other Major        $250 MM
surgeries
(For cleared and off-label uses)

The New England
Journal of Medicine

FEBRUARY 21, 2002

MILD THERAPEUTIC HYPOTHERMIA TO IMPROVE THE NEUROLOGIC OUTCOME AFTER CARDIAC ARREST

American Heart Association
Fighting Heart Disease and Stroke

International Liaison Committee of Resuscitation
ILCOR

ALSIUS

Brain Injury in Cardiac Arrest
Study published in The New England
Journal of Medicine showed induced
hypothermia reduces mortality and improves
long-term neurological function
– One in seven lives saved
– 37% improvement in neurological function
Other studies show cooling may also be
beneficial for other arrythmias or in-hospital
cardiac arrest
Est. $400 Million Opportunity
~400,000 patients
Latest AHA guidelines for cardiac arrest
(Nov 2005)
recommend induced hypothermia
Organizations Supporting Temperature Management

EUSI

American Association of Neurological Surgeons

American Stroke Association
A Division of American Heart Association

ALSIUS

Fever is harmful to the Neuro ICU patient
Fever is associated with poor clinical outcomes,
increased complications and increased
mortality
– Increases secondary brain injury
– Exacerbates intracranial pressure complications
Cooling addresses stroke, traumatic brain injury
and hemorrhage
Standard antipyretic therapy is not effective at
eliminating fever
Est. $400 Million Opportunity
Guidelines recommend aggressive fever management following neurologic injury
Fever Control in Brain Injured Patients
~800,000 patients
Organizations Supporting Temperature Management

AMERICAN SOCIETY OF PERIANESTHESIA NURSES
Ambulatory Surgical Nursing Core Curriculum

ALSIUS

Unwanted hypothermia during “off-pump”
bypass surgery while anesthetized and
exposed to cool operating room temperatures
Increased morbidity
– Impaired wound healing
– Adverse cardiac events
– Altered drug metabolism
– More bleeding
– Increased length of stay in post-surgical
intensive care units
Aortic procedures require cooling and
warming
Major medical societies have for years recommended specific guidelines regarding rewarming during cardiothoracic surgeries
Est. $160 Million Opportunity
Warming During Cardiothoracic Surgery
~175,000 patients
Organizations Supporting Temperature Management

American Stroke Association
A Division of American Heart Association

ALSIUS®

Est. $1.6 Billion Opportunity
AMI Opportunity
(expected in ’08 – ’09)
– Recent clinical trials suggest therapeutic
cooling before and during emergency
angioplasty may reduce heart tissue scarring
Stroke Opportunity
(expected ‘09 – ’11)
– American Stroke Association sees therapeutic
hypothermia as promising treatment for stroke
victims
– Several clinical trials to study the benefits of
therapeutic cooling in stroke victims are
underway worldwide
Promising future opportunities may be available in stroke and AMI applications
Future Opportunities: Acute Myocardial Infarction (AMI) and Stroke
~1.4 million aggregate patients in Stroke and AMI
Organizations Supporting Temperature Management

No control or accuracy
High temperature variation
Alcohol
Rubs
High provider effort
Inefficient temperature transfer
Lavage
Limited control
High temperature variation
Significantly obstructs patient access
Blankets
No temperature control or accuracy
High provider effort to maintain target temperature
Ice
Type Limitations
Current methods lack control, accuracy and efficiency
Conventional Cooling & Warming Methods

PATIENT TEMP
36.2°C
TARGET TEMP
RATE
36.2°C
MAX WARMING
MAX COOLING
QuickTrend

HOW IT WORKS
Blood Flow
Cool Saline flows through catheter and balloons
Heat exchange with the blood
Blood Flow

ALSIUS

Key Benefits
Core body cooling (vs. surface cooling)
• Highly efficient, reduced shivering
Rapid and precise
Automatically maintains target temperature
Easy-to-use, multi-functional catheters
• Standard insertion
• Serve as standard CVC
Minimal provider oversight and effort post-
insertion
Improved access to patient
Alsius’ Superior Intravascular Approach

MAX WARMING
PATIENT TEMP
36.2°C
TARGET TEMP
RATE
36.2°C
0.05°C/h
MAX COOLING

A Higher Degree of Control
“Hands free” operation reduces nursing time
Temperature control algorithm minimizes
fluctuations and prevents overshoot
User-friendly interface
Large, color graphical display
Simple input for target patient temperature and
rate of cooling
Real-time Digital Data
TempTrend Software enables real-time
temperature display, storage and download
CoolGard 3000 System
Dimensions
Height 45”
Width 17”
Depth 30”

Triple Microtherm™ Balloons
Saline flow within the balloons creates a proprietary vortex flow pattern which maximizes heat exchange with blood as it passes by.

Serpentine Cooling Balloon Design

ALSIUS

Superior Temperature Management
Promotes effective, controlled temperature transfer through closed loop circulation
Familiar Package, Dual Purpose
Functions just like standard central venous catheters (CVCs) routinely used in critical care
Broad Product Offering
Significant physician choice to meet patient need and user preference; insertion site, catheter profile/power, single or multi-lumen
Icy CoolLine Fortius
High Performance, Single-Use Catheters

Alsius’ primary U.S. clinical trial
– 296 patient randomized controlled
–
4 cohorts: subarachnoid hemorrhage, intracerebral hemorrhage, ischemic infarction and traumatic brain injury
–
Primary endpoint: reduction in fever burden
Trial results
64% reduction in fever burden
60% reduction in other surface cooling methods used
25% reduction in required antipyretics
43% reduction in nursing time
Alsius’ Clinical Results in Fever Control

Unwanted Hyperthermia
Conventional Temperature Management
Temperature C
CoolGard System Activated
ALSIUS Intravascular Temperature Management
Temperature C
Lapse Time (Hours)

23 Fever Control – Clinical Experience Case Study – Alsius Versus Conventional Temperature Management Patient A Patient B

29%
41%
55%
0%
20%
40%
60%
Control Surface Cooling Intravascular Cooling
Better Temperature Management = Better Medicine
HACA Trial Alsius’ Icy Trial
Average Time to Target Temperature
90 Minutes
Hypothermia
(Ventricular Fibrillation)
Control
6 Hours
N = 86 N = 275

Fortius
(1 lumen)
Cardiac surgery patients
(normothermia)
Neuro surgery patients
(hypothermia)
Icy
(1 and 3 lumen)
Target Filing 4Q:06
Cooling and warming
(normothermia and
hypothermia)
* Covers cardiac arrest
Cooling and warming
for patients who warrant
a central venous
catheter (normothermia
and hypothermia)
* Covers cardiac arrest
Cerebral infarction patients w/
CVC (fever reduction)
Intracerebral hemorrhage patients
w/ CVC (fever reduction)
CoolLine
(2 and 3 lumen)
Japan Canada/Australia Europe U.S. (510k) Product
Multiple Worldwide Regulatory Clearances
Note: Cardiac arrest is currently “off-label” in U.S. Alsius intends to pursue FDA clearance for cardiac arrest with human trials in estimated to begin in mid-2007.

Core patents surrounding inducing hypothermia with a catheter in specified indications and for fever control using a central venous catheter
33 U.S. issued patents
20 U.S. patent applications
3 issued international patents and 15 pending international patent applications
Alsius, CoolGard, Cool Line, Icy and Fortius are registered trademarks in the United
States and the European Union
Intellectual Property Position

ALSIUS

INNERCOOL therapies

Medivance

Radiant MEDICAL

ALSIUS

Companies developing advanced technology solutions to address significant market opportunity and unmet medical need in temperature management
Approach Status
• Intravascular • Commercial
• Intravascular • Clinical trials
• Intravascular • Commercial
• Surface • Commercial
Novel Temperature Management Competitors

U.S.
– Rapid growth in direct sales force
2004    2005    2006    2007*   2008*
4           5        15      18-20   25-30
– Install new systems
– Add additional systems in existing
customers
– Drive catheter utilization
International
– 23 distributors in 35 countries
2004    2005    2006
5        15 23
– Increase distributor network
– Expand into additional
international markets through
new distributors
Sales & Marketing
* Estimated

THE UNIVERSITY OF CALIFORNIA UCLA

EMORY UNIVERSITY

Duke UNIVERSITY

BOSTON MEDICAL CENTER

SARASOTA MEMORIAL HEALTH CARE SYSTEM

THE UNIVERSITY OF CHICAGO HOSPITALS & HEALTH SYSTEM

BARNES JEWISH Hospital BJC HealthCare

TGH Tampa General Hospital

University of Zurich

universität wien

Leading with Innovation Serving with Compassion
ST. MICHAEL'S HOSPITAL
A teaching hospital affiliated with the University of Toronto

BARROW Neurological Institute

Jackson HEALTH SYSTEM

PUBLIC HEALTH TRUST

EVANGELISCHES KRANKENHAUS

UNIVERSITY of VIRGINIA HEALTH SYSTEM

LEGACY Health System

Together We Make Life Better
University Health Network
Toronto General Toronto Western Princess Margaret

UNIVERSITY OF HEIDELBERG

THE QUEEN'S MEDICAL CENTER Honolulu, Hawaii

Universitätsklinikum Erlangen

ALSIUS

29 Customer installations at over 200 major international hospitals and growing Worldwide Centers of Excellence

CoolGard saves hospitals money in addition to saving patients’ lives
Alsius specific reimbursement codes expected in late 2009
Cost Comparison
$758
$3,445
Typical Treatment Costs for 7-Day Stay in Neuro ICU
$2,700 – Reduce ICU stay
by 1 day*
$375 – Direct Replacement
Savings (CVC, cooling
blankets, antipyretics, etc.)
$240 – 43% Reduced
nursing time**
$130 – Existing CPT code
for CVC insertion
Amortized 5yr – $158
*  Diringer et al Critical Care Medicine, July 2004, Vol.32; No. 7.
** Lemons et. al. “Novel Intravascular heat exchange cyc reduces fever and nursing time in Neuro ICU patients.”
Catheter– $600
Reimbursement
Disposables
(CoolLine)
CoolGard System
Direct Costs
Nursing Time
ICU Stay
Alsius Cost In Hospital Savings

Alsius benefits from a leveraged sales model
– Following the initial system installation, catheter sales increase as the care providers gain experience
Leveraged Sales Model
$773 $692 $580 $438 Average Price / Catheter
4,275 1,607 918 694 Total Catheters
2.0 1.8 1.6 1.4 Catheters / System / Month
276 115 56 25 Installed Systems
120 62 33 16 Hospitals
2007* 2006* 2005 2004
For U.S. Only
* Estimated

32 Growing System Installed Base 2005 2006 2004 9 31 38 39 58 75 102 132 163 194 244 0 50 100 150 200 250 300 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3

33 2005 2004 2003 Disposable Catheter Units Sold 1Q – 3Q:05 1Q – 3Q:06 3,617 2,024 3,054 1,075 1,913 - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000

34 2005 2004 2003 Solid Revenue Growth 1Q – 3Q:05 1Q – 3Q:06 ($ in thousands) $4,021 $2,152 $3,223 $977 $1,641 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500

($ in thousands)
Targeted Financial Performance
Gross Margin 70+%
Operating Margin 20+%
Target Operating
Model
Earn-Out Triggers
2003 2004 2005 2006 2007 2008 2009
Revenue 977 $      1,641 $   3,223 $   5,500 $   14,800 $ 28,000 $ 47,000 $
FY December 31,

Strategy
Leverage first-mover advantage Increase number of hospital customers
Expand marketing presence
Drive adoption Increase catheter utilization
Conduct clinical studies and enhance physician awareness
Improve margins  Drive down the cost per catheter
Manufacturing efficiencies with increased volumes
Next generation product lines
Explore acquisition opportunities Leverage cost structure
Complementary temperature management products / businesses
Critical care product lines or businesses
Enhanced financial position from merger intended to allow
Alsius to further its commercial lead and accelerate growth

Large target markets with significant growth opportunities
– Current market opportunity $1 billion worldwide for cleared indications
– Evolving $3 billion total addressable market worldwide for therapeutic cooling, warming and normal temperature maintenance (including Stroke and AMI), based on intended future clearances and indications
Worldwide market leader in intravascular temperature management
– Over 9,000 patients treated and CoolGard systems installed at over 200 hospitals
– Alsius’ intravascular approach viewed by critical care leaders as better medicine for patients and care providers
Recurring revenue business model featuring disposable driven products
– Targeting repeat sales of single-use, disposable catheters (also functions as central venous catheter)
Experienced management team
– Over 90 years of aggregate experience developing and selling innovative med-tech products
Merger with Ithaka aimed at providing the financial resources to capitalize on
Alsius’ first-mover status
Investment Highlights

Saving Lives With The Best Intravascular Temperature Management System Merger with Ithaka Acquisition Corp OTCBB: ITHK